SPDR® Series Trust
SPDR® MSCI USA Climate Paris Aligned ETF (the “Fund”)
Supplement dated June 10, 2025 to the Prospectus and Summary Prospectus, each dated October 31, 2024, as may be supplemented from time to time
The Fund seeks to track the performance of the MSCI USA Climate Paris Aligned Index (the “Index”). Effective May 30, 2025, the Index’s methodology has been updated to add an additional thermal coal screen to the exclusionary criteria. Accordingly, effective immediately, the fourth and fifth paragraphs in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Fund’s Prospectus and Summary Prospectus are deleted and replaced with the following:
To construct the universe of constituents eligible for inclusion in the Index (the “Eligible Universe”), the Parent Index is first screened to remove securities of issuers based on any of the following exclusionary criteria:

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All companies producing cluster bombs, landmines, depleted uranium, chemical or biological weapons, blinding laser weapons, non‑detectable fragments or incendiary weapons; producing key components of cluster bombs, landmines, depleted uranium weapons, or chemical or biological weapons; owning 20% or more (50% for financial companies) of a weapons or components producer; or that are 50% or more owned by a company involved in weapons or components production.

•	All companies assigned an MSCI ESG (environmental, social or governance) Controversy Score of 0 or that are not assigned an MSCI ESG Controversy Score.

•	All companies that produce tobacco or derive 5% or more aggregate revenue from the production, distribution, retail and supply of tobacco-related products.

•	All companies assigned an MSCI Environmental Controversy Score of 0 or 1.

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All companies deriving 1% or more revenue from mining of thermal coal and its sale to external parties (excluding all revenue from metallurgical coal, coal mined for internal power generation, intracompany sales of mined thermal coal, and coal trading).

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All companies involved in thermal coal distribution or transport, including the transport of thermal coal by road, rail, shipping or air, and the physical trading of thermal coal. This screen does not include involvement in the storage of thermal coal and involvement in metallurgical coal-related activities.

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All companies deriving 10% or more revenue from oil and gas related activities, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining (excluding biofuel production and sales and trading activities).

•	All companies deriving 50% or more revenue from thermal coal based, liquid fuel based and natural gas based power generation.

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All companies that produce firearms and small arms ammunitions for civilian markets (excluding companies that cater to military, government and law enforcement markets) or derive 5% or more revenue from the production and distribution of firearms or small arms ammunition intended for civilian use.

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All companies that (i) manufacture nuclear warheads and/or whole nuclear missiles; (ii) manufacture components that were developed or are significantly modified for exclusive use in nuclear warheads and/or nuclear missiles; (iii) manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons; (iv) provide auxiliary services related to nuclear weapons; (v) manufacture components that were not developed or not significantly modified for exclusive use in nuclear warheads and/or nuclear missiles but can be used in nuclear weapons; (vi) manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons; and (vii) manufacture components for nuclear-exclusive delivery platforms.

The Index Provider incorporates data drawn from a number of sources for applying the exclusionary screens. Companies not assessed by the Index Provider on data for MSCI ESG Controversies, climate change metrics or business involvement screening are not eligible for inclusion in the Index. An MSCI ESG Controversy Score provides an assessment of controversies concerning any negative environmental, social, and/or governance impact of a company’s operations, products, and services. To evaluate ESG controversies, the Index Provider monitors across five categories of ESG impact – environment, human rights and communities, labor rights and supply chain, customers and governance – and 28 sub‑categories. MSCI ESG Controversy Scores fall on a 0‑10 scale, with 0 representing a company assessed as having involvement in very severe controversies. An MSCI Environmental Controversy Score provides an assessment of controversies related to a company’s impact on the environment. Environmental controversies can relate to, among other things, toxic emissions and waste, operational waste (non‑hazardous), energy and climate change, water stress, biodiversity and land use, and supply chain management. MSCI Environmental Controversy Scores fall on a 0‑10 scale, with 0 and 1 representing a company having faced very severe and severe controversies pertaining to environmental issues, respectively.
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